EXHIBIT 32      Certification Pursuant to Title 18, United States
          Code, Section 1350, as Adopted Pursuant to Section  906
          Of The Sarbanes-Oxley Act Of 2002


In   connection  with  the  Quarterly  Report  of  Costas,   Inc.
("COSTAS") on Form 10-QSB for the three-month period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Henderson, President and Chief Executive Officer of COSTAS, and I, John W. Henderson, Principal Financial Officer of COSTAS, certify, pursuant to Title
18,  United  States  Code, Section 1350, as adopted  pursuant  to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
  13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of COSTAS

Date: January 29, 2004

/s/ John W. Henderson
-----------------------
John W. Henderson
President and Chief Executive Officer

Date: January 29, 2004

/s/ John W. Henderson
------------------------
John W. Henderson
Principal Financial Officer